UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2023

SeaWorld Entertainment, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6240 Sea Harbor Drive
Orlando, Florida		32821
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 407 226-5011

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEAS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Transformation Officer

On January 27, 2023, the Board of Directors of SeaWorld Entertainment, Inc. (the “Company”) promoted Ms. Michelle (“Chelle”) Adams to the position of Chief Transformation Officer of the Company. Ms. Adams will transition from her current roles of Chief Financial Officer and Treasurer of the Company to her new position effective as of January 27, 2023. As the Chief Transformation Officer, Ms. Adams will be responsible for streamlining and re-engineering organizational processes and implementing high-value initiatives to ensure successful execution of the Company’s transformation strategy. Additionally, Ms. Adams will also be responsible for leading the Company’s business development and growth activities.

Appointment of Interim Chief Financial Officer and Treasurer

Effective as of January 27, 2023, the Board of Directors of the Company elected James ("Jim") W. Forrester, Jr., the Company’s Vice President, Finance, to serve as Interim Chief Financial Officer and Treasurer until a permanent Chief Financial Officer is appointed. Mr. Forrester, 54, has served as the Company’s Vice President, Finance for SeaWorld Orlando, Aquatica Orlando and Discovery Cove since February 2019. Prior to that, he served as Vice President of Operations, Finance, Human Resources and Revenue Management for ICON Orlando 360 from October 2017 to February 2019. Additionally, Mr. Forrester has more than two decades of theme park finance and operations experience including at the Walt Disney Company, Walt Disney World Resort, and Hershey Entertainment & Resorts, among others.

There are no arrangements or understandings between Mr. Forrester and any other persons pursuant to which Mr. Forrester was elected to serve as Interim Chief Financial Officer and Treasurer. There are no family relationships between Mr. Forrester and any director or executive officer of the Company, and there are no transactions between Mr. Forrester and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Pursuant to Mr. Forrester’s appointment as Interim Chief Financial Officer and Treasurer, Mr. Forrester will receive: (i) an annual base salary of $285,000; (ii) an annual bonus opportunity with a target amount equal to 80% of Mr. Forrester’s base salary, payable in cash and/or Company common stock consistent with the terms and conditions of the Company’s 2023 annual bonus plan; and (iii) a long-term incentive opportunity with a target amount equal to 150% of Mr. Forrester’s base salary. In addition, Mr. Forrester will receive: (i) a one-time grant of a number of options determined by dividing $200,000 by the stock price of the Company’s common stock at the close of trading on the date of grant and with an exercise price equal to the stock price of the Company’s common stock at the close of trading on the date of grant, with such options vesting in four equal annual installments over the first four anniversaries of the date of grant; (ii) a one-time grant of a number of restricted stock units with a grant date fair value of $200,000 based on the stock price at the close of trading on the date of grant, with such restricted stock units vesting in four equal annual installments on the first four anniversaries of the date of grant; and (iii) a one-time grant of a number of performance stock units with a grant date fair value of $200,000 and determined in accordance with the Company’s 2023 performance-vesting long term equity incentive plan, each pursuant to the Company’s 2017 Omnibus Incentive Plan and the applicable award agreement. Mr. Forrester will also participate in the Company’s Key Employee Severance Plan.

Appointment of Chief Accounting Officer

Effective as of January 27, 2023, the Board of Directors of the Company elected Shekufeh Shirazi Boyle to serve as Chief Accounting Officer. Ms. Boyle, 36, has served as the Company’s Corporate Controller and Vice President of Accounting since May 2022. Before that, she served as the Company’s Corporate Controller from November 2021 to May 2022, the Company’s Director of Corporate and Technical Accounting from October 2019 to November 2021 and as a Corporate Accounting Manager of the Company from August 2014 to October 2019. Prior to joining the Company, Ms. Boyle worked in public accounting at McDirmit Davis & Co LLC from 2007 to 2014, where she most recently served as an Audit Manager. Ms. Boyle is a Certified Public Accountant.

There are no arrangements or understandings between Ms. Boyle and any other persons pursuant to which Ms. Boyle was elected to serve as Chief Accounting Officer. There are no family relationships between Ms. Boyle and any director or executive officer of the Company, and there are no transactions between Ms. Boyle and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Pursuant to Ms. Boyle’s appointment as Chief Accounting Officer, Ms. Boyle will receive: (i) an annual base salary of $275,000; (ii) an annual bonus opportunity with a target amount equal to 60% of Ms. Boyle’s base salary, payable in cash and/or Company common stock consistent with the terms and conditions of the Company’s 2023 annual bonus plan; and (iii) a long-term incentive opportunity with a target amount equal to 80% of Ms. Boyle’s base salary. In addition, Ms. Boyle will receive: (i) a one-time grant of a number of options determined by dividing $100,000 by the stock price of the Company’s common stock at the close of trading on the date of grant and with an exercise price equal to the stock price of the Company’s common stock at the close of trading on the date of grant, with such options vesting in four equal annual installments over the first four anniversaries of the date of grant; (ii) a one-time grant of a number of restricted stock units with a grant date fair value of $400,000 based on the stock price at the close of trading on the date of grant, with such restricted stock units vesting in four equal annual installments on the first four anniversaries of the date of grant; and (iii) a one-time grant of a number of performance stock units with a grant date fair value of $100,000 and determined in accordance with the Company’s 2023 performance-vesting long term equity incentive plan, each pursuant to the Company’s 2017 Omnibus Incentive Plan and the applicable award agreement. Ms. Boyle will also participate in the Company’s Key Employee Severance Plan.

Item 7.01 Regulation FD Disclosure.

A press release announcing these and other key Company transitions is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated January 27, 2023
104	Cover page interactive data filed (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 27, 2023	By:	/s/ G. Anthony (Tony) Taylor
		Name: Title:	G. Anthony (Tony) Taylor Chief Legal Officer, General Counsel and Corporate Secretary